Exhibit 10.4

Supplemental Agreement No. 19

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of March 2, 2010 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997 (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft (the Aircraft); and

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.           Revised Table of Contents

Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 19.

2.           Revised Table 4

Remove and replace, in its entirety, Table 4 “Aircraft Delivery, Description, Price and Advance Payments” with a revised Table 4 attached hereto to reflect removal of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.           Other Terms

The effectiveness of this Supplemental Agreement is contingent on the concurrent execution of the 737 supplemental agreement no. 54 to purchase agreement no. 1951.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                           CONTINENTAL AIRLINES, INC.

By: /s/ Susan Englander                        By:   /s/ Jacques Lapointe
Its: Attorney-in-Fact                                                                       Its:_Senior Vice President – Procurement

TABLE OF CONTENTS

ARTICLES		Revised By:

1.	Quantity, Model and Description	SA No. 13

2.	Delivery Schedule	SA No. 13

3.	Price	SA No. 13

4.	Payment	SA No. 13

5.	Miscellaneous	SA No. 13

TABLE

1.	Aircraft Information Table 1	SA No. 5

2.	Aircraft Information Table 2	SA No. 9

3.	Aircraft Information Table 3	SA No. 11

4.	Aircraft Information Table 4	SA No. 19

EXHIBIT

A.	Aircraft Configuration

A1.	Aircraft Configuration for 777-200ER Aircraft (applicable to Table 4 Aircraft)	SA No. 14

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features (applicable to Table 3 Aircraft)	SA No. 14

AE1-1.	Escalation Adjustment/Airframe and Optional Features (applicable to Table 4 Aircraft)	SA No. 14

BFE1.	BFE Variables

BFE2.	BFE Variables (applicable to Table 4 Aircraft)	SA No. 14

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

EE2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA No. 9

EE3.	Engine Escalation/Engine Warranty and Patent Indemnity (applicable to Tables 3 and 4 Aircraft)	SA No. 13

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS

2061-1R10	Option Aircraft	SA No. 14

2061-2	Demonstration Flights

2061-3	Installation of Cabin Systems Equipment

2061-4	Spares Initial Provisioning

2061-5	Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA No. 12

6-1162-AJH-899	Supplemental [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA No. 13

TABLE OF CONTENTS

CONFIDENTIAL LETTER AGREEMENTS		Revised By:

6-1161-GOC-087	Aircraft Performance Guarantees

6-1162-GOC-088	Promotion Support

6-1162-GOC-089R4	Special Matters	SA No. 14

6-1162-GOC-172	Additional Matters	SA No. 1

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA No. 9

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA No. 10

SUPPLEMENTAL AGREEMENTS	Dated as of:

Supplemental Agreement No. 1	December 18, 1997

Supplemental Agreement No. 2	July 30, 1998

Supplemental Agreement No. 3	September 25, 1998

Supplemental Agreement No. 4	February 3, 1999

Supplemental Agreement No. 5	March 26, 1999

Supplemental Agreement No. 6	May 14, 1999

Supplemental Agreement No. 7	October 31, 2000

Supplemental Agreement No. 8	June 29, 2001

Supplemental Agreement No. 9	June 25, 2002

Supplemental Agreement No. 10	November 4, 2003

Supplemental Agreement No. 11	July 28, 2005

Supplemental Agreement No. 12	March 17, 2006

Supplemental Agreement No. 13	December 3, 2007

Supplemental Agreement No. 14	February 20, 2008

Supplemental Agreement No. 15	October 15, 2008

Supplemental Agreement No. 16	May 1, 2009

Supplemental Agreement No. 17	August 31, 2009

Supplemental Agreement No. 18	December 23, 2009

Supplemental Agreement No. 19	March 2, 2010

Table 4
to Purchase Agreement 2061
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CAL                                                      Boeing Proprietary SA 19